UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6642

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31

Date of reporting period:	9/30/05

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
23	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Connecticut
Intermediate Municipal Bond Fund

The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Connecticut Intermediate Municipal Bond Fund covers the six-month period from April 1, 2005, through September 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

Although yields of longer-term municipal bonds recently have begun to creep upward, they remained relatively low over the past six months even as short-term interest rates rose steadily. Moderate economic growth, low inflation expectations among U.S. investors and robust investor demand appear to have supported the tax-exempt bond market, offsetting concerns related to greater new issuance volume, soaring energy prices and the Federal Reserve Board’s gradual move toward a less accommodative monetary policy.

Recent events — including sharply higher gasoline and energy prices, and Hurricane Katrina — have added a degree of uncertainty to the economic outlook, which could buoy investor sentiment in the bond market. Conversely, high energy and commodity prices could lead to greater inflation concerns, which may discourage some fixed-income investors. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2005, the fund achieved a total return of 2.11% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.22% for the same period.2 In addition, the average total return for all funds reported in the Lipper Other States Intermediate Municipal Debt Funds category was 1.98. 3

Low inflation expectations and robust investor demand helped municipal bonds withstand the potentially eroding effects of rising short-term interest rates during the reporting period.The fund produced a higher return than its Lipper category average, which we attribute in part to its emphasis on bonds toward the longer end of the intermediate-term maturity range. However, the fund’s return was lower than its benchmark, primarily because the Index contains bonds from many states, not just Connecticut, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut state personal income taxes.The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its assets in municipal bonds of below investment-grade credit quality.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Rising short-term interest rates represented one of the most significant influences on the fund’s performance during the reporting period. In its ongoing campaign to move away from its accommodative monetary policy of the past several years, the Federal Reserve Board (the “Fed”) raised the overnight federal funds rate from 2.75% at the start of the reporting period to 3.75% by the end.Yields of municipal bonds with short maturities rose along with interest rates, eroding some of the value of those securities.

However, unlike most previous credit tightening cycles, longer-term bond yields did not rise. Instead, yields fell slightly during the reporting period, as prices were buoyed by low inflation and robust demand for U.S. fixed-income securities from overseas investors. As a result, yield differences between shorter- and longer-term bonds narrowed, supporting prices of securities at the long end of the maturity spectrum.

In addition, municipal bonds generally benefited from favorable supply-and-demand dynamics. Although the national supply of newly issued municipal bonds rose to record levels as issuers refinanced existing debt at lower rates, the additional volume was absorbed easily by robust demand from investors, including non-traditional market participants such as insurance companies and hedge funds attracted by the tax-exempt market’s high after-tax returns relative to comparable taxable bonds.

4

Finally, Connecticut’s fiscal condition continued to improve along with the national economy.Tax revenues rose and the state cut spending to address its structural budget imbalance. However, because of its relatively narrow industrial base, Connecticut’s fiscal recovery has not been as strong as most other states.

In this environment, we maintained the fund’s focus on municipal bonds with maturities in the 10-year range, which helped the fund participate more fully in strength at the longer end of the intermediate-term spectrum.When making new purchases, we tended to focus on bonds from issuers in the relatively affluent southwestern part of Connecticut, where high property taxes help support local fiscal conditions.

What is the fund’s current strategy?

We expect the Fed to continue to raise interest rates until they reach a level that neither stimulates nor restricts U.S. economic growth. However, economic growth may moderate, and inflationary pressures may remain low if high energy prices and the effects of the Gulf Coast hurricanes erode consumer and business confidence. Accordingly, we have maintained the fund’s focus on securities at the longer end of its maturity range, where we believe volatility is likely to remain muted.

October 17, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3] Source: Lipper Inc.

The Fund

5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Connecticut Intermediate Municipal Bond Fund from April 1, 2005 to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2005

Expenses paid per $1,000 †	$ 3.95
Ending value (after expenses)	$1,021.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2005

Expenses paid per $1,000 †	$ 3.95
Ending value (after expenses)	$1,021.16

† Expenses are equal to the fund’s annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS September 30, 2005 (Unaudited)
	Principal
Long-Term Municipal Investments—98.7%	Amount ($)	Value ($)

Connecticut—74.0%
Bridgeport 6%, 9/1/2006 (Insured; AMBAC)	1,750,000	1,799,542
Bristol Resource Recovery Facility Operating
Committee, Solid Waste Revenue
(Covanta Bristol Inc. Project)
5%, 7/1/2014 (Insured; AMBAC)	2,000,000	2,161,840
Connecticut:
5.25, 3/15/2010 (Insured; MBIA)	5,100,000	5,399,727
5.75%, 6/15/2010	30,000 [a]	33,065
5.25%, 12/15/2010	50,000	54,473
5.375%, 12/15/2010 (Insured; MBIA)	4,100,000	4,505,490
7.551%, 12/15/2010	1,250,000 [b,c]	1,473,663
8.551%, 6/15/2011	1,500,000 [b,c]	1,806,510
5.125%, 11/15/2013	1,500,000	1,631,895
Airport Revenue (Bradley International Airport):
5.25%, 10/1/2014 (Insured; FGIC)	2,000,000	2,129,800
5.25%, 10/1/2017 (Insured; FGIC)	2,275,000	2,415,254
Special Tax Obligation Revenue
(Transportation Infrastructure):
5.25%, 9/1/2007	1,115,000	1,162,020
5.25%, 9/1/2007 (Insured; MBIA)	1,360,000	1,417,610
5.375%, 9/1/2008	2,500,000	2,657,375
5.50%, 11/1/2012 (Insured; FSA)	4,180,000	4,699,114
5.375%, 7/1/2013 (Insured; FSA)	1,000,000	1,107,400
Connecticut Clean Water Fund, Revenue
5.125%, 7/1/2007 (Insured; MBIA)	2,000,000	2,023,660
Connecticut Development Authority:
First Mortgage Gross Revenue
(Health Care Project):
(Church Homes, Inc.) 5.70%, 4/1/2012	1,990,000	2,059,491
(Elim Park Baptist) 5.375%, 12/1/2011	1,765,000	1,799,347
PCR (United Illuminating) 3%, 2/1/2009	2,500,000	2,448,550
Revenue (Duncaster Project)
5.50%, 8/1/2011 (Insured; Radian)	2,405,000	2,617,362
Connecticut Health and Educational
Facilities Authority, Revenue:
(Children’s Medical Center)
5%, 7/1/2021 (Insured; MBIA)	1,045,000	1,109,173
(Greenwich Hospital)
5.75%, 7/1/2006 (Insured; MBIA)	1,000,000	1,021,590
(Hospital for Special Care) 5.125% 7/1/2007	800,000	805,128

The Fund

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue (continued):
(Nursing Home Program—
3030 Park Fairfield Health Center)
6.25%, 11/1/2021	2,500,000	2,613,425
(Stamford Hospital)
5.20%, 7/1/2007 (Insured; MBIA)	2,210,000	2,288,521
(University of Hartford)
5.50%, 7/1/2022 (Insured; Radian)	2,000,000	2,194,400
(University of New Haven):
6%, 7/1/2006	100,000	101,584
6.625%, 7/1/2006	2,000,000 [a]	2,064,500
(Windham Community Memorial Hospital)
5.75%, 7/1/2011 (Insured; ACA)	600,000	624,306
(Yale-New Haven Hospital)
5.50%, 7/1/2013 (Insured; MBIA)	1,000,000	1,037,020
Connecticut Higher Education Supplemental Loan
Authority, Revenue
(Family Education Loan Program):
5.50%, 11/15/2008	795,000	805,128
5.60%, 11/15/2009	845,000	856,281
5.625%, 11/15/2011 (Insured; AMBAC)	560,000	563,730
Connecticut Resource Recovery Authority, Revenue:
(American Refunding-Fuel Co)
5.50%, 11/15/2015	3,250,000	3,357,640
(Bridgeport Resco Co. LP Project)
5.375%, 1/1/2006 (Insured; MBIA)	2,500,000	2,516,150
(Mid-Connecticut System) 5.50%, 11/15/2010	1,000,000 [a]	1,092,310
Fairfield 5.50%, 4/1/2011	2,030,000	2,250,357
Greater New Haven Water Pollution Control Authority,
Regional Wastewater System Revenue
5%, 11/15/2023 (Insured; MBIA)	3,155,000	3,359,949
Greenwich Housing Authority, MFHR
(Greenwich Close) 6.25%, 9/1/2017	2,000,000	2,117,340
Hamden 5.25%, 8/15/2014 (Insured; MBIA)	1,000,000	1,105,490
Hartford, Parking System Revenue
6.40%, 7/1/2010	1,000,000 [a]	1,128,930

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut (continued)
Middletown 5%, 4/15/2008	1,760,000	1,844,744
New Canaan:
5.25%, 2/1/2006	550,000 [a]	554,576
5.30%, 2/1/2006	650,000 [a]	655,512
New Haven:
5.25%, 8/1/2006 (Insured; FGIC)	1,200,000	1,223,904
5.25%, 11/1/2011 (Insured; FGIC)	1,335,000	1,468,553
New Haven Air Rights Parking Facility, Revenue
5.375%, 12/1/2011 (Insured; AMBAC)	1,165,000	1,288,606
University of Connecticut:
5.75%, 3/1/2010 (Insured; FGIC)	1,850,000 [a]	2,055,368
5.25%, 2/15/2012	2,000,000	2,201,960
5%, 2/15/2024 (Insured; FSA)	1,225,000	1,303,657
Waterbury 5.25%, 2/1/2014 (Insured; FSA)	2,265,000	2,508,238
Weston:
5.25%, 7/15/2015	1,350,000 [a]	1,505,804
5.25%, 7/15/2015	1,000,000 [a]	1,115,410
Westport:
5%, 8/15/2016	1,500,000	1,644,300
5%, 8/15/2017	3,470,000	3,788,893
U.S. Related—24.7%
Childrens Trust Fund of Puerto Rico,
Tobacco Settlement Revenue:
5.75%, 7/1/2010	1,500,000 [a]	1,661,400
5.75%, 7/1/2010	1,300,000 [a]	1,439,880
5.75%, 7/1/2010	4,000,000 [a]	4,430,400
Guam Economic Development Authority,
Tobacco Settlement:
0/5.20%, 11/15/2007	795,000 [d]	725,891
0/5.45%, 11/15/2007	1,445,000 [d]	1,287,842
5%, 5/15/2022	170,000	173,167
Puerto Rico Commonwealth
(Public Improvement):
5.25%, 7/1/2012 (Insured; FSA)	2,600,000	2,880,462
5.25%, 7/1/2014 (Insured; MBIA)	1,000,000	1,118,500
5.50%, 7/1/2016 (Insured; FGIC)	3,270,000	3,752,063

The Fund

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
5.50%, 7/1/2016 (Insured; FGIC)	2,460,000	2,822,653
Puerto Rico Electric Power Authority,
Power Revenue:
6.125%, 7/1/2009 (Insured; MBIA)	4,000,000	4,418,600
5%, 7/1/2011	3,000,000	3,201,870
Virgin Islands Public Finance Authority, Revenue,
Gross Receipts Taxes Loan:
5.625%, 10/1/2010	1,000,000	1,048,070
6.375%, 10/1/2019	3,000,000	3,387,690
Senior Lien 5.50%, 10/1/2008	1,500,000	1,585,905
Total Long-Term Municipal Investments
(cost $130,570,158)		135,510,058

Short-Term Municipal Investments—.7%

Connecticut Health and Educational Facilities
Authority, Revenue (Yale University) 2.69%
(cost $1,000,000)	1,000,000	1,000,000

Total Investments (cost $131,570,158)	99.4%	136,510,058
Cash and Receivables (Net)	.6%	806,727
Net Assets	100.0%	137,316,785

10

Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance
GIC	Guaranteed Investment Contract

The Fund

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s	or Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	61.9
AA	Aa	AA	16.1
A	A	A	2.8
BBB	Baa	BBB	16.3
BB	Ba	BB	.6
F1	MIG1/P1	SP1/A1	.7
Not Rated [e]	Not Rated [e]	Not Rated [e]	1.6
			100.0

†	Based on total investments.
[a]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are
	collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on
	the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these
	securities amounted to $3,280,173 or 2.4% of the funds net assets.
[d]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	131,570,158	136,510,058
Interest receivable		1,816,786
Receivable for shares of Beneficial Interest subscribed		1,134
Prepaid expenses		6,606
		138,334,584

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		75,846
Cash overdraft due to Custodian		274,173
Payable for shares of Beneficial Interest redeemed		633,467
Accrued expenses		34,313
		1,017,799

Net Assets ($)		137,316,785

Composition of Net Assets ($):
Paid-in capital		133,027,218
Accumulated undistributed investment income—net		118,361
Accumulated net realized gain (loss) on investments		(768,694)
Accumulated net unrealized appreciation
(depreciation) on investments		4,939,900

Net Assets ($)		137,316,785

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		9,895,883
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.88

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS Six Months Ended September 30, 2005 (Unaudited)
Investment Income ($):
Interest Income	3,160,913
Expenses:
Management fee—Note 3(a)	417,912
Shareholder servicing costs—Note 3(b)	63,890
Professional fees	25,274
Custodian fees	8,727
Trustees’ fees and expenses—Note 3(c)	8,363
Registration fees	5,986
Prospectus and shareholders’ reports	5,855
Loan commitment fees—Note 2	375
Miscellaneous	10,054
Total Expenses	546,436
Less—reduction in management fee due to
undertaking—Note 3(a)	(123)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(5,939)
Net Expenses	540,374
Investment Income—Net	2,620,539

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	23,571
Net unrealized appreciation (depreciation) on investments	273,584
Net Realized and Unrealized Gain (Loss) on Investments	297,155
Net Increase in Net Assets Resulting from Operations	2,917,694

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2005	Year Ended
	(Unaudited)	March 31, 2005

Operations ($):
Investment income—net	2,620,539	5,308,817
Net realized gain (loss) on investments	23,571	(229,840)
Net unrealized appreciation
(depreciation) on investments	273,584	(4,421,679)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,917,694	657,298

Dividends to Shareholders from ($):
Investment income—net	(2,608,291)	(5,280,176)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	8,763,120	18,924,936
Dividends reinvested	1,939,633	3,921,020
Cost of shares redeemed	(12,882,453)	(31,326,372)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(2,179,700)	(8,480,416)
Total Increase (Decrease) in Net Assets	(1,870,297)	(13,103,294)

Net Assets ($):
Beginning of Period	139,187,082	152,290,376
End of Period	137,316,785	139,187,082
Undistributed investment income—net	118,361	—

Capital Share Transactions (Shares):
Shares sold	628,333	1,350,588
Shares issued for dividends reinvested	138,801	280,172
Shares redeemed	(922,877)	(2,238,348)
Net Increase (Decrease) in Shares Outstanding	(155,743)	(607,588)

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
September 30, 2005			Year Ended March 31,

	(Unaudited)	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value,
beginning of period	13.85	14.29	14.27	13.72	13.86	13.37
Investment Operations:
Investment income—net	.26[b]	.53[b]	.54[b]	.57[b]	.61[b]	.60
Net realized and unrealized
gain (loss) on investments	.03	(.44)	.02	.56	(.15)	.49
Total from Investment Operations	.29	.09	.56	1.13	.46	1.09
Distributions:
Dividends from
investment income—net	(.26)	(.53)	(.54)	(.58)	(.60)	(.60)
Dividends from net realized
gain on investments	—	—	—	—	—	(.00)[c]
Total Distributions	(.26)	(.53)	(.54)	(.58)	(.60)	(.60)
Net asset value, end of period	13.88	13.85	14.29	14.27	13.72	13.86

Total Return (%)	2.11[d]	.63	4.02	8.31	3.44	8.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78[e]	.78	.78	.78	.77	.81
Ratio of net expenses
to average net assets	.78[e]	.77	.78	.78	.77	.79
Ratio of net investment income
to average net assets	3.76[e]	3.78	3.82	4.05	4.38	4.46
Portfolio Turnover Rate	5.92[d]	18.79	23.49	21.13	28.50	34.90

Net Assets, end of period
($ x 1,000)	137,317	139,187	152,290	158,581	138,003	135,571

[a]	As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended March 31, 2002 was to increase net investment income per share by
$.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 4.35% to 4.38%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.
16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and

The Fund

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

18

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $770,305 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2005. If not applied, $42,968 of the carryover expires in fiscal 2008, $276,703 expires in fiscal 2009, $244,622 expires in fiscal 2012 and $206,012 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2005, was as follows: tax exempt income $5,280,176. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2005 through September 30,

The Fund

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

2005 to reduce the management fee paid by the fund, to the extent that, the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $123 during the period ended September 30, 2005.

(b) Under the fund’s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2005, the fund was charged $30,592 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2005, the fund was charged $19,738 pursuant to the transfer agency agreement.

During the period ended September 30, 2005, the fund was charged $1,847 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $68,416, chief compliance officer fees $929 and transfer agency per account fees $6,624, which are offset against an expense reimbursement currently in effect in the amount of $123.

20

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2005, amounted to $10,350,793 and $8,035,180, respectively.

At September 30, 2005, accumulated net unrealized appreciation on investments was $4,939,900, consisting of $5,186,732 gross unrealized appreciation and $246,832 gross unrealized depreciation.

At September 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund

21

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on August 10, 2005, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. The Board members reviewed the fund’s performance, management fee, and expense ratio and placed significant emphasis on comparisons to a group of comparable funds, and to Lipper category averages, as applicable.The group of comparable funds was previously

22

approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category (the “Other States Intermediate Municipal Debt Funds” category) as the fund.The Board members discussed the results of the comparisons for various periods ended June 30, 2005.The Board members noted that the Comparison Group consisted of only one other fund and that the fund outperformed the Comparison Group fund on a yield performance basis for the 1-year, 3-year, and 5-year periods and on a total return basis for the 3-year and 5-year periods.The Board members also noted that the Fund outperformed the Lipper category average for each reported time period on a yield and total return basis.The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the Comparison Group. The Board members noted that the fund’s management fee was lower than the fee for the Comparison Group fund and that the fund’s total expense ratio was lower than the Comparison Group fund and Lipper category average.

The Manager’s representatives noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies (and, as to mutual funds, reported in the same Lipper category) as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The

The Fund

23

INFORMATION ABOUT THE REVIEW AND APROVAL OF THE
FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the decline in fund assets, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.The Board also noted the Manager’s absorption of certain expenses of the Fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

24

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund

25

For	More	Information

Dreyfus Connecticut
Intermediate Municipal
Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 29, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 29, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)